                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                                Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 7, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

           Delaware                           000-27376                                     04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

              10 Oceana Way Norwood, Massachusetts                                                           02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 501-4000
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment of New Director

        At a meeting on September 7, 2006, the Board of Directors of Elcom International, Inc. (the “Company”) elected William Lock as a Class III Director of the Company, effective as of that date, to fill one of the existing vacancies on the Board for a term ending at the Company’s 2007 annual meeting of stockholders. Mr. Lock was appointed Executive Vice President of the Company on July 28, 2006. Mr. Lock, who is 49, has been engaged in consultancy practice for more than the last five years. For the last four years, Mr. Lock has owned and operated Practical Strategies, a U.K. based consultancy practice specializing in mergers, acquisitions and turnaround situations. Mr. Lock is a citizen of the United Kingdom. Mr. Lock was a Director of Kitchen Central Limited from September of 2003 until his resignation in December of 2004. Kitchen Central Limited went into a creditors liquidation on October 26, 2005.

                                                    SIGNATURES

      Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date:    September 8, 2006
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                                                                        By:   /s/ Sean P. Lewis
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                                                                       Sean P. Lewis
                                                                       Chairman